SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              June 15, 2004
                                                              -------------


                           GOLD BANC CORPORATION, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

         Kansas                       0-28936                 48-1008593
         ------                       -------                 ----------
(State of Incorporation)      (Commission File Number)     (I.R.S. Employer
                                                         Identification Number)


                    11301 Nall Avenue, Leawood, Kansas 66211
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (913) 451-8050
                                                           --------------


          (Former name or former address, if changed since last report)


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Item 5        Other Events and Regulation FD Disclosure

     On June 15, 2004, the Registrant issued a press release announcing that that a qui tam lawsuit is pending in the United States District Court for the Western District of Oklahoma against the Registrant, Gold Bank-Oklahoma and Gold Bank-Kansas. The lawsuit, which was brought by Roger L. Ediger on behalf of the United States of America, alleges that Gold Bank-Oklahoma and Gold Bank-Kansas, and their predecessors, violated the Federal False Claims Act ("FFCA") by submitting false certifications and claims to the Farm Service Agency ("FSA") and charging excessive interest rates and fees on agricultural loans subject to the FSA's Guaranteed Loan Program ("GLP") and Interest Assistance Program ("IAP"). A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7        Financial Statements and Exhibits

Exhibit Number          Description

99.1                    Press Release dated June 15, 2004.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            GOLD BANC CORPORATION, INC.


Dated: June 16, 2004
                                            By:    /s/ Rick J. Tremblay
                                                  ------------------------------
                                                  Rick J. Tremblay
                                                  Executive Vice President and
                                                  Chief Financial Officer




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